EXHIBIT 99.1

ROCK OF AGES
[Logo Graphic
 Omitted]


 Rock of Ages                 Investor Contact:               Company Contact:
                              Neil G Berkman                  Kurt Swenson
 FOR IMMEDIATE RELEASE        Berkman Associates              Chairman & CEO
                              (310) 277-5162                  (603) 225-8397
                              info@BerkmanAssociates.com      www.RockofAges.com
                              --------------------------      ------------------


           ROCK OF AGES REPORTS SECOND QUARTER AND FIRST HALF RESULTS

     CONCORD, NEW HAMPSHIRE, July 30, 2004 . . . Rock of Ages Corporation (NASDAQ/NMS:ROAC) today announced financial results for the second quarter and first half of 2004.

Second Quarter and First Half Results

     For the three months ended July 3, 2004, revenue increased 7% to $28,034,000 from $26,109,000 for the second quarter of 2003. Gross profit increased 11%, and divisional operating income increased 33%. The net loss for this year's second quarter was $1,050,000, or $0.14 per share, which included $6,500,000 pre-tax for the adverse judgment in the Eurimex arbitration announced on June 10, 2004. For the second quarter of 2003, net income was $1,353,000, or $0.19 per diluted share, which included pre-tax legal expenses of $1,855,000 related to the Eurimex matter.

     For the six months ended July 3, 2004, revenue increased 13% to $40,196,000 from $35,681,000 for the first six months of 2003. Gross profit increased 23%, and divisional operating income increased to $3,100,000 from $189,000. The net loss for this year's first half was $4,475,000, or $0.62 per share, which included the Eurimex expenses mentioned above. This compares to a net loss for the same period last year of $3,528,000, or $0.49 per share, which included pre-tax Eurimex expenses of $2,441,000.

Non-GAAP Financial Measures

     Management believes that the expenses associated with the Eurimex litigation are unusual, and that income excluding those expenses provides a better measure of Rock of Ages' operating performance for the quarter and year to date. Excluding the Eurimex expenses, income was $3,539,000, or $0.49 per diluted share, for the second quarter of 2004, and $114,000, or $0.01 per diluted share, for the first half of 2004. For the second quarter of 2003, income excluding Eurimex expenses was $2,652,000, or $0.37 per diluted share. For the first half of 2003, the net loss excluding Eurimex expenses was $1,819,000, or $0.25 per share. The following table reconciles net income (loss) to income (loss) excluding the expenses associated with the Eurimex lawsuit:


                                                  Three Months Ended            Six Months Ended
                                                ----------------------     -----------------------
                                                  July 3,    June 28,        July 3,     June 28,
  ($ In Thousands Except per Share Amounts)        2004       2003            2004         2003
                                                ---------   ----------     ---------   -----------

  Net income (loss)                              $(1,050)    $ 1,353       $ (4,475)   $(3,528)
  Eurimex expenses, net of taxes                   4,589       1,299          4,589      1,709
                                                ---------   ----------     ---------   -----------
  Income (loss) excluding Eurimex expenses         3,539       2,652            114     (1,819)

  Per Share-Diluted
  -----------------
   Net income (loss)                               (0.14)       0.19          (0.62)     (0.49)
   Eurimex expenses, net of taxes                   0.63        0.18           0.63       0.24
                                                ---------   ----------     ---------   -----------
   Net income (loss) excluding Eurimex expenses  $  0.49     $  0.37       $   0.01    $ (0.25)


Operations Review

     Noting that operating income increased for each of the Company's Divisions in the second quarter, Chairman and CEO Kurt Swenson said, "We are beginning to see the benefits we anticipated from our efforts over the past year to optimize the performance of each of our business units. With demand for our granites strong, the outlook is for continued solid performance by our Quarrying and Manufacturing Divisions for the rest of 2004.

                                     (more)


Rock of Ages Reports Second Quarter and First Half Results
July 30, 2004
Page Two


      "In our Retail Division, we are pleased by the $900,000 reduction in the operating loss for the first half, which puts us on track to eliminate the operating loss for 2004. Retail order backlog increased to about $13.5 million at the end of the second quarter from about $13 million at the same time last year. Rick Wrabel, who joined the company in May as President and COO of our Memorials Division (which includes manufacturing and retail), has begun making the changes necessary to focus our organization on market share gains by empowering our people to drive revenue and operating margin from the local level and partnering with funeral homes and cemeteries to sell our products. We also were pleased to announce the closing of our $3.5 million investment in FFS Holdings, Inc., the new parent company of Forethought Financial Services, Inc., a leading provider of pre-need insurance currently marketed through funeral homes and cemeteries. We see significant opportunities to market our memorials in cooperation with Forethought through its extensive customer base of funeral homes and cemeteries. These are encouraging developments, and we are increasingly optimistic improving execution will help us achieve the growth potential of our Retail Division."

      For the second quarter, Quarrying Division operating income increased 34% to $3,420,000 on a 16% increase in revenue to $9,455,000; Manufacturing Division operating income doubled to $1,080,000 on a 17% revenue gain to $6,323,000; and Retailing Division operating income increased 10% to $1,680,000 despite a slight decline in revenue to $12,256,000 from $12,551,000 last year.

Dividend Declared

      The company also announced that its Board of Directors has declared a quarterly cash dividend of $0.02 per common share, payable on September 15, 2004 to shareholders of record on August 16, 2004.

Conference Call

      Rock of Ages has scheduled a conference call at 11:00 a.m. ET. A live Webcast may be accessed from the Audio Presentations link at www.RockofAges.com/investor. A replay will be available at these same Internet addresses, or at (800) 633-8284, reservation #21202563.

About Rock of Ages

      Rock of Ages (www.RockofAges.com) is the largest integrated granite quarrier, manufacturer and retailer of finished granite memorials and granite blocks for memorial use in North America.

Forward-Looking Statements

      This press release contains statements that are forward-looking statements within the meaning of the Private Securities Arbitration Reform Act of 1995. These statements are based on current expectations, estimates and projections about our business or expected events based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual events, results or outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including the following: our ability to successfully execute our strategy to expand our business through acquisitions, opening new stores and maintaining our relationships with independent retailers, changes in demand for the Company's products, product mix, the timing of customer orders and deliveries, the impact of competitive products and pricing, the success of the Company's branding programs; the excess or shortage of production capacity, difficulties encountered in the integration of acquired businesses; weather conditions and other risks discussed from time to time in the Company's Securities and Exchange Commission filings and reports including, but not limited to, the risks discussed in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.

                                (tables attached)
                                                                          #3640

                                                     ROCK OF AGES CORPORATION
                                         CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                        (In Thousands Except per Share Amounts)(Unaudited)


                                                                           Three Months Ended              Six Months Ended
                                                                      ----------------------------    ---------------------------
                                                                        July 3,          June 28,       July 3,         June 28,
Net revenue:                                                             2004              2003           2004            2003
                                                                      -----------       ----------    ----------       ----------


Quarrying                                                             $   9,455         $  8,158       $ 13,987         $ 11,014
Manufacturing                                                             6,323            5,400          9,555            8,979
Retailing                                                                12,256           12,551         16,654           15,688
                                                                      -----------       ----------    ----------       ----------
           Total net revenue                                             28,034           26,109         40,196           35,681

Gross profit:
  Quarrying                                                               4,280            3,332          4,630            2,715
  Manufacturing                                                           2,032            1,443          2,676            2,316
  Retailing                                                               7,271            7,412          9,474            8,637
                                                                      -----------       ----------    ----------       ----------
     Total gross profit                                                  13,583           12,187         16,780           13,668

Selling, general and administrative expenses
  Quarrying                                                                 860              773          1,702            1,517
  Manufacturing                                                             952              901          1,809            1,738
  Retailing                                                               5,591            5,881         10,169           10,224
                                                                      -----------       ----------    ----------       ----------
      Total SG&A expenses                                                 7,403            7,555         13,680           13,479

Divisional operating income (loss)
  Quarrying                                                               3,420            2,559          2,928            1,198
  Manufacturing                                                           1,080              542            867              578
  Retailing                                                               1,680            1,531           (695)          (1,587)
                                                                      -----------       ----------    ----------       ----------
     Divisional operating income                                          6,180            4,632          3,100              189

Unallocated corporate overhead                                            1,312            1,261          2,603            2,507
Adverse judgment and legal expenses                                       6,500            1,855          6,500            2,441
                                                                      -----------       ----------    ----------       ----------

Income (loss) from continuing operations before interest and taxes       (1,632)           1,516         (6,003)          (4,759)

Interest expense                                                            125              161            261              310
                                                                      -----------       ----------    ----------       ----------
Income (loss) from continuing operations before taxes                    (1,757)           1,355         (6,264)          (5,069)

Income tax expense (benefit)                                               (721)              21         (1,841)          (1,523)
                                                                      -----------       ----------    ----------       ----------
Income (loss) from continuing operations                                 (1,036)           1,334         (4,423)          (3,546)

Discontinued operations, net of income taxes                                (14)              19            (52)              18
                                                                      -----------       ----------    ----------       ----------
Net Income (loss)                                                     $  (1,050)        $  1,353      $  (4,475)        $ (3,528)
                                                                      ===========       ==========    ==========       ==========

     Per share information:
Net Income (loss) per share -basic
Income (loss) from continuing operations                              $   (0.14)        $   0.19      $   (0.61)       $   (0.49)

Discontinued operations                                                   (0.00)            0.00          (0.01)            0.00
                                                                      -----------       ----------    ----------       ----------
     Net Income (loss) per share - basic                                  (0.14)            0.19          (0.62)           (0.49)
                                                                      ===========       ==========    ==========       ==========

Net Income (loss) per share -diluted
Income (loss) from continuing operations                                 (0.14)             0.19          (0.61)           (0.49)
Discontinued operations                                                  (0.00)             0.00          (0.01)            0.00
                                                                      -----------       ----------    ----------       ----------
     Net Income (loss) per share - diluted                             $ (0.14)         $   0.19      $   (0.62)         $ (0.49)
                                                                      ===========       ==========    ==========       ==========

Weighted average number of common shares outstanding - basic              7,281            7,175          7,247            7,181
Weighted average number of common shares outstanding - diluted            7,281            7,226          7,247            7,181



                                                     ROCK OF AGES CORPORATION
                                                    COMPARATIVE BALANCE SHEET
                                                  (US $ IN THOUSANDS)(Unaudited)

                                                                                July 3,          December 31,
ASSETS                                                                           2004                2003
                                                                             ------------       --------------
CURRENT ASSETS:


   Cash & Cash Equivalents                                                    $   3,488          $     3,227
   Trade Receivables, net                                                        15,341               15,587
   Inventories                                                                   21,906               21,152
   Other Current Assets                                                           7,901               10,261
   Assets of Discontinued Operations - Held for sale                                745                  817
                                                                             ------------       --------------
TOTAL CURRENT ASSETS                                                             49,381               51,044

OTHER ASSETS
   C.S.V. Life Insurance                                                            728                  728
   Other Intangibles                                                                419                  438
   Deferred Tax Assets - Long Term                                                5,236                5,236
   Intangible Pension Asset                                                         904                  904
   Long-term Investments                                                          4,151                  501
   Other                                                                          1,080                1,115
                                                                             ------------       --------------
TOTAL OTHER ASSETS                                                               12,518                8,922

FIXED ASSETS
   Property and Equipment                                                        73,243               69,657
   Less Accumulated Depreciation                                                 28,710               27,162
                                                                             ------------       --------------
NET FIXED ASSETS                                                                 44,533               42,495
                                                                             ------------       --------------
            TOTAL ASSETS                                                      $ 106,432          $   102,461
                                                                             ============       ==============

LIABILITIES AND EQUITY
CURRENT LIABILITIES
   Borrowings under Line of Credit                                            $      --          $     4,751
   Current Portion LTD                                                               30                   38
   Current Installments of Deferred Compensation                                    325                  327
   Accounts Payable                                                               2,213                1,651
   Accrued Expenses                                                               3,925                4,312
   Customer Deposits                                                              9,565                7,104
   Accrued Legal Settlement                                                       6,500                   --
   Liabilities of Discontinued Operations                                            --                   17
                                                                             ------------       --------------
TOTAL CURRENT LIABILITIES                                                        22,558               18,200

Long-Term Debt, Excluding Current Portion                                        16,280               12,794
Deferred Compensation                                                             6,328                5,999
Accrued Pension Cost                                                              1,530                1,491
Deferred tax liability                                                              104                  107
Other Liabilities                                                                   896                  901
                                                                             ------------       --------------
TOTAL LIABILITIES                                                                47,592               39,492

STOCKHOLDERS' EQUITY
   Common Stock                                                                      74                   72
   Additional Paid In Capital                                                    66,334               65,878
   Retained Earnings                                                             (6,541)              (2,067)
   Other Comprehensive Income                                                    (1,131)                (914)
                                                                             ------------       --------------
TOTAL EQUITY                                                                     58,736               62,969
                                                                             ------------       --------------
            TOTAL LIABILITIES & EQUITY                                       $  106,432          $   102,461
                                                                             ============       ==============